UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 11, 2011

CIFC DEERFIELD CORP.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-32551	20-2008622
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 Park Avenue, 5th Floor, New York, New York		10177
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(212) 624-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On July 11, 2011, CIFC Deerfield Corp. (the "Company") announced the appointment of Carl A. Colletti, 38, as Chief Financial Officer of the Company, effective immediately. Mr. Colletti replaces Kenneth Posner, who had previously served as the Company’s interim Chief Financial Officer since July 2010. As previously disclosed, Mr. Posner’s term as interim Chief Financial Officer expired on June 30, 2011.

Mr. Colletti previously was employed by The Blackstone Group, an alternative asset management and financial advisory firm, as Senior Vice President, Finance – GSO Capital Partners, since 2010, and Senior Vice President – Financial Services Group from 2008 to 2010, where he was responsible for financial reporting, the preparation and analysis of financial statements and maintaining and monitoring internal controls. Prior to joining the Blackstone Group, Mr. Colletti served in other positions involving financial analysis and reporting, investment structuring and preparation of financial statements, including at Merrill Lynch Credit Corporation as Director and Chief Financial Officer from 2006 to 2008, Merrill Lynch & Co. as Vice President- Private Equity Finance & Acquisition Analysis & Integration Services from 2005 to 2006 and Vice President-Accounting Policy from 2003 to 2005 and at Neuberger Berman Inc. as Vice President & Controller of Financial Reporting from 1999 to 2003. Mr. Colletti also served as Manager-Assurance and Business Advisory Services at PricewaterhouseCoopers LLP from 1994 to 1999.

Mr. Colletti and the Company entered into an letter agreement (the "Agreement") which provides for an annual base salary of $325,000 and guaranteed 2011 performance bonus of $325,000, which may be paid in cash and equity. Mr. Colletti is also eligible for discretionary performance bonuses and to participate in the Company’s equity incentive or compensation program and other benefit programs. Mr. Colletti also has agreed not to compete with the Company or it affiliates, solicit or induce certain employees or agents of the Company or its affiliates to terminate their relationships therewith or hire certain employees or agents of the Company or its affiliates for a period of 12 months after the termination of his employment with the Company.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Letter Agreement between the Company and Carl A. Colletti

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIFC DEERFIELD CORP.

July 12, 2011	By:	/s/ Robert A. Contreras

Name: Robert A. Contreras
Title: General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Letter Agreement between the Company and Carl A. Colletti